UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-02021

DWS Securities Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2011 Annual Report to Shareholders

DWS Technology Fund

Contents
4 Portfolio Management Review
9 Performance Summary
12 Information About Your Fund's Expenses
14 Portfolio Summary
16 Investment Portfolio
21 Statement of Assets and Liabilities
23 Statement of Operations
24 Statement of Changes in Net Assets
25 Financial Highlights
30 Notes to Financial Statements
41 Report of Independent Registered Public Accounting Firm
42 Tax Information
43 Investment Management Agreement Approval
47 Summary of Management Fee Evaluation by Independent Fee Consultant
51 Board Members and Officers
56 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Technology stocks in general returned 7.72% during the annual period ended October 31, 2011, as gauged by the fund's benchmark, the S&P North American Technology Sector Index. In comparison, the broader U.S. market — as measured by the Standard & Poor's 500® (S&P 500) Index — returned 8.09%.1 Class A shares of the fund returned 5.28% during the same time frame, underperforming the 7.72% return of the benchmark. The fund ranked in the top 33% of the Morningstar Technology Funds category during the one-year period (Class A shares, as of October 31, 2011, based on total returns out of 209 funds). The average return of the funds in the peer group during the past 12 months ended October 31, 2011 was 3.76%.2

In contrast to what investors have come to expect over the years, technology stocks experienced lower volatility than the broader market during the past 12 months. In the rising market that characterized the first half of the period (October 31, 2010 to April 30, 2011), the technology index lagged the S&P 500, 12.43% vs. 16.36%. During the second half, when investors' risk appetites evaporated amid concerns about slowing economic growth and the debt problems in Europe, the technology index outperformed the S&P 500 -4.19% to -7.11%.

We believe this illustrates that the technology sector has evolved significantly from the era of heightened volatility a decade ago. Today, the sector continues to attract growth investors due to longer-term themes that are evolving independently of the economic cycle, such as rising mobile phone and tablet penetration, the boom in cloud computing, and the growing importance of social networking and online commerce.3 At a time in which fears of a global economic slowdown were pervasive, these growth themes have provided support for the technology sector.

At the same time, technology stocks have exhibited more defensive characteristics than was the case in the past. Important defensive elements of the technology sector include effective cost management, strong balance sheets, increased dividends and share buybacks. Not least, the sector faces a relatively low level of regulatory risk compared to other segments of the market (such as financials or health care, for instance). The technology sector also tends to generate a higher percentage of its revenues from the emerging markets, which have shown more resilience in economic growth than the developed markets. Finally, the high number of initial public offerings (IPOs) in technology indicates that innovation — and investors' "animal spirits" — are alive and well.

Despite these favorable trends, the sector only finished in line with the broader market during the period. Technology stocks, in general, were affected by investors' concerns about the potential impact of the European debt crisis and slower economic growth on the discretionary (non-essential) spending of both consumers and corporations. In this sense, the cyclical (i.e., economically sensitive) nature of the sector proved to be a negative for relative performance during the period.

Negative and Positive Contributors to Performance

The most significant factor in the fund's underperformance was that it held a more aggressive posture than the benchmark at a time in which rising investor risk aversion became the dominant theme. This posture did not reflect a strong, positive view on our part; instead, it was a function of our benchmark being very defensive due to its heavy weightings in a relatively small number of mega-cap stocks.4

An example of how this positioning affected our performance was our out-of-benchmark (overweight) position in the Chinese software and IT services subsector.5 Our investments in Longtop Financial Technologies Ltd., Camelot Information Systems, Inc. and VanceInfo Technologies, Inc. all performed poorly and together accounted for over two-thirds of the fund's total underperformance relative to the benchmark. The key development in this group was the revelation of accounting fraud at Longtop, which caused its stock to plunge and weighed on the shares of other companies in the Chinese software sector. We conducted significant due diligence before entering the position, including a call with management and many conversations with analysts covering the stock. Further, Longtop was brought to market by the largest U.S. investment banks in its U.S. initial public offering in late 2007, it employed a well-known auditor and it was covered by a number of the better-known brokers. Nevertheless, the company managed to keep its fraud under wraps until the news finally broke this year. The collapse of Longtop also was the leading factor in the underperformance of Camelot and VanceInfo. Although both had company-specific issues — Camelot had some challenges integrating an acquired company and VanceInfo saw some softness in its profit margins — it is clear their very weak performance came mostly from distrust of Chinese software and IT services companies in the aftermath of the Longtop news.

Another aspect of our slightly more aggressive positioning was our underweight in the credit card companies Visa, Inc. and MasterCard, Inc. This underweight paid off early in the period, when there was a great deal of uncertainty regarding the regulatory environment. However, the stocks rallied sharply once Congress passed the Durbin Amendment and investors gained a better idea about the nature of the new regulations. The fund did not fully participate in this move due to its underweight position. Credit card processors have not been one of our focus areas, as we remain concerned about longer-term pricing pressures and the growth of alternative forms of payment.

Our positioning in the mega-cap space also detracted from performance. While we added substantial value through an overweight in Apple, Inc., which surged due to the immense popularity of the iPhone and iPad, this was offset by the negative impact of our underweight in International Business Machines Corp., a defensive stock that gained investors' favor due to its stable, recurring revenue streams. Also, our overweight positions in Google, Inc., Hewlett Packard Co. and Cisco Systems Inc. weighed on our relative performance early in the period.

As was the case in recent annual periods, the fund's holdings in venture capital (VC) funds detracted modestly from performance. These investments have a limited market.

In terms of performance contributors, our second-best stock behind Apple was Ariba, Inc. The company produces supply-chain management software that helps its customers improve their efficiency. The ability of Ariba's products to help its customers reduce costs is important in a slower-growth economy in which companies find it more difficult to drive profit growth through top-line revenues.

Also aiding the fund's performance were the takeovers of two of its holdings. Isilon Systems Inc., which we cited in the October 2010 annual report as being a potential takeover candidate, was indeed taken over at a premium during the period by EMC Corp. In addition, NetLogic Microsystems, Inc, which helps improve the performance and functionality of Internet-based networking equipment such as Internet routers, was bid for by Broadcom Corp. Both stocks rose significantly following these events.

Our performance was also helped by our decision to avoid shares of Research In Motion, Inc., the maker of the Blackberry mobile phone. The former smartphone star has fallen on hard times due to increased competition from the likes of Apple, Samsung and HTC, as well as its own lagging product development cycle.

Another contributor of note was Teradata Corp. The company has long specialized in data analytics for large corporations, and it is now expanding into mid-sized companies. Teradata's software provides customers with the ability to consolidate many data sources within a company into a usable single source, enabling them to perform analysis across these data pools in order to gain sophisticated new insights.

Outlook and Positioning

We continue to hold a positive view on the technology sector. However, there is a great deal of near-term uncertainty hanging over the market, with investors struggling to understand the outlook for economic growth, government and central bank policy, and the evolution of the European debt crisis.

In this environment, we continue to focus on individual stock selection and look for compelling values among stocks with rising market share, robust product and/or service offerings, strong competitive positions and healthy balance sheets. We are especially focused on companies experiencing healthy organic growth and creating differentiated technologies that are disrupting the status quo. Now, more than ever, we believe an emphasis on this type of companies is essential. This forms the basis for our search for opportunities in stocks related to cloud computing, mobile technologies and online commerce, as well as in the theme we call "smarter networks," i.e., the ability of networks to analyze their own traffic and modify their own behavior based on this analysis. We will continue to focus our bottom-up research efforts on identifying these opportunities in the months and years ahead.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Technology Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Management Team

Frederic L. Fayolle, CFA

Lead Portfolio Manager

Clark Chang

Walter Holick

Portfolio Managers

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 The S&P North American Technology Sector Index is the technology subindex of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for U.S.-traded technology-related securities. The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

2 Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. As of October 31, 2011, Class A shares of DWS Technology Fund were ranked as follows in the Morningstar Technology Finds category: 1-year, 70/209; 3-year, 122/178; 5-year, 120/169; and 10-year, 101/131. Rankings are based on a fund's total return.

3 "Cloud computing" is a general term for anything that involves delivering hosted services over the Internet.

4 Mega-cap stocks are among the largest companies in the investment universe, as measured by a market capitalization that is typically exceeding $100 billion.

5 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Performance Summary October 31, 2011
Average Annual Total Returns as of 10/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	5.28%	18.43%	3.40%	2.25%
Class B	4.29%	17.06%	2.26%	1.14%
Class C	4.32%	17.32%	2.46%	1.31%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-0.78%	16.11%	2.18%	1.64%
Class B (max 4.00% CDSC)	1.29%	16.57%	2.07%	1.14%
Class C (max 1.00% CDSC)	4.32%	17.32%	2.46%	1.31%
No Sales Charges					Life of Class S*	Life of Institutional Class**
Class S	5.32%	18.48%	3.44%	N/A	2.93%	N/A
Institutional Class	5.66%	18.91%	3.85%	N/A	N/A	6.31%
S&P 500® Index+	8.09%	11.41%	0.25%	3.69%	2.58%	5.55%
S&P® North American Technology Sector Index++	7.72%	19.58%	5.25%	4.27%	4.99%	9.11%

* Class S shares commenced operations on December 20, 2004. Index returns began on December 31, 2004.

** Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2011 are 1.13%, 2.32%, 2.04%, 1.06% and 0.67% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Technology Fund — Class A [] S&P 500 Index+ [] S&P North American Technology Sector Index++

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The S&P North American Technology Sector Index is the technology subindex of the S&P North American Sector Indices. The S&P North American Technology Sector Index family is designed as equity benchmarks for U.S.-traded technology-related securities.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value: 10/31/11	$13.48	$10.70	$11.11	$13.51	$14.12
10/31/10	$12.81	$10.26	$10.65	$12.84	$13.43
Distribution Information: Twelve Months as of 10/31/11: Income Dividends	$.01	$—	$—	$.01	$.07

Morningstar Rankings— Technology Funds Category as of 10/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	70	of	209	33
3-Year	122	of	178	68
5-Year	120	of	169	71
10-Year	101	of	131	77
Class B 1-Year	79	of	209	38
3-Year	136	of	178	76
5-Year	133	of	169	78
10-Year	112	of	131	85
Class C 1-Year	78	of	209	37
3-Year	132	of	178	74
5-Year	130	of	169	77
10-Year	110	of	131	84
Class S 1-Year	69	of	209	33
3-Year	121	of	178	68
5-Year	119	of	169	70
Institutional Class 1-Year	68	of	209	32
3-Year	117	of	178	65
5-Year	111	of	169	65

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2011 to October 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$926.50	$923.20	$922.00	$926.60	$928.30
Expenses Paid per $1,000*	$4.95	$8.82	$9.25	$4.52	$3.40
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,020.06	$1,016.03	$1,015.58	$1,020.52	$1,021.68
Expenses Paid per $1,000*	$5.19	$9.25	$9.70	$4.74	$3.57

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Technology Fund	1.02%	1.82%	1.91%	.93%	.70%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	10/31/11	10/31/10

Common Stocks	98%	98%
Other Investments	1%	1%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (As a % of Common Stocks)	10/31/11	10/31/10

Information Technology: Computers & Peripherals	24%	24%
Software	17%	18%
Semiconductors & Semiconductor Equipment	15%	14%
Internet Software & Services	15%	14%
Communications Equipment	12%	18%
IT Services	12%	8%
Electronic Equipment, Instruments & Components	1%	1%
Consumer Discretionary: Internet & Catalog Retail	4%	3%
	100%	100%

Asset allocation and sector diversification are subject to change.
Ten Largest Equity Holdings at October 31, 2011 (54.1% of Net Assets)
1. Apple, Inc. Manufacturer of personal computers and communication solutions	16.9%
2. Google, Inc. Provides a Web-based search engine for the Internet	8.0%
3. QUALCOMM, Inc. Developer and manufacturer of communication systems	5.7%
4. Intel Corp. Designer, manufacturer and seller of computer components and related products	4.5%
5. Oracle Corp. Provider of database management software	3.9%
6. Microsoft Corp. Developer of computer software	3.8%
7. EMC Corp. Provider of enterprise storage systems, software, networks and services	3.3%
8. International Business Machines Corp. Manufacturer of computers and provider of information processing services	3.0%
9. Cognizant Technology Solutions Corp. Provides custom information technology consulting and technology services	2.6%
10. Ariba, Inc. Leading provider of on-demand spend management solutions	2.4%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2011
	Shares	Value ($)

Common Stocks 98.7%
Consumer Discretionary 3.7%
Internet & Catalog Retail 3.5%
Amazon.com, Inc.*	67,000	14,305,170
Priceline.com, Inc.* (a)	16,800	8,529,696
		22,834,866
Media 0.2%
ReachLocal, Inc.* (a)	98,500	985,985
Industrials 0.1%
Professional Services
RPX Corp.* (a)	23,500	365,660
Information Technology 94.9%
Communications Equipment 12.2%
Acme Packet, Inc.* (a)	115,024	4,165,019
Aviat Networks, Inc.*	20,071	41,146
Ceragon Networks Ltd.* (a)	179,400	1,810,146
Cisco Systems, Inc.	474,089	8,784,869
Comverse Technology, Inc.*	1,170,984	8,068,080
F5 Networks, Inc.*	79,100	8,222,445
Juniper Networks, Inc.*	228,300	5,586,501
Polycom, Inc.* (a)	307,300	5,079,669
QUALCOMM, Inc.	714,554	36,870,986
		78,628,861
Computers & Peripherals 23.6%
Apple, Inc.*	268,400	108,642,952
EMC Corp.* (a)	872,500	21,384,975
Hewlett-Packard Co.	325,700	8,666,877
QLogic Corp.*	34,100	476,377
Quantum Corp.* (a)	1,614,700	4,214,367
SanDisk Corp.*	151,800	7,691,706
Western Digital Corp.*	30,000	799,200
Xyratex Ltd. (a)	30,000	409,200
		152,285,654
Electronic Equipment, Instruments & Components 0.7%
Corning, Inc.	269,300	3,848,297
NeoPhotonics Corp.* (a)	79,065	413,510
		4,261,807
Internet Software & Services 14.8%
Baidu, Inc. (ADR)* (a)	23,900	3,350,302
eBay, Inc.*	97,710	3,110,109
Equinix, Inc.* (a)	23,900	2,294,639
Google, Inc. "A"*	87,000	51,559,680
Intralinks Holdings, Inc.*	104,400	907,236
Liquidity Services, Inc.* (a)	100,000	3,256,000
LogMeIn, Inc.* (a)	213,703	8,691,301
Open Text Corp.* (a)	31,600	1,928,232
QuinStreet, Inc.* (a)	256,086	2,942,428
Responsys, Inc.* (a)	30,000	327,600
Telecity Group PLC*	382,216	3,663,868
Tencent Holdings Ltd.	81,300	1,853,022
Velti PLC* (a)	457,705	3,853,876
Yahoo!, Inc.* (a)	399,400	6,246,616
Yandex NV "A"*	38,670	1,064,199
		95,049,108
IT Services 11.9%
Accenture PLC "A" (a)	86,000	5,182,360
Amdocs Ltd.*	90,300	2,710,806
Camelot Information Systems, Inc. (ADR)* (a)	152,096	495,833
Cognizant Technology Solutions Corp. "A"*	231,300	16,827,075
Fiserv, Inc.* (a)	91,800	5,404,266
International Business Machines Corp. (a)	102,700	18,961,501
InterXion Holding NV*	155,710	2,136,341
MasterCard, Inc. "A"	9,400	3,264,056
ServiceSource International, Inc.* (a)	94,031	1,251,553
Teradata Corp.*	226,800	13,530,888
VeriFone Systems, Inc.*	65,500	2,764,755
Visa, Inc. "A" (a)	42,500	3,963,550
		76,492,984
Semiconductors & Semiconductor Equipment 14.9%
Altera Corp.	103,300	3,917,136
Applied Materials, Inc.	199,700	2,460,304
ASML Holding NV (a)	68,700	2,880,591
Atmel Corp.* (a)	60,000	633,600
Avago Technologies Ltd.	144,972	4,895,704
Broadcom Corp. "A"*	189,900	6,853,491
Cavium, Inc.* (a)	124,500	4,069,905
Cirrus Logic, Inc.* (a)	199,200	3,314,688
EZchip Semiconductor Ltd.*	90,000	3,278,700
Inphi Corp.* (a)	17,960	198,278
Integrated Device Technology, Inc.* (a)	660,700	4,017,056
Intel Corp. (a)	1,190,600	29,217,324
Marvell Technology Group Ltd.*	187,178	2,618,620
MaxLinear, Inc. "A"* (a)	434,700	2,529,954
Microchip Technology, Inc. (a)	70,500	2,549,280
Microsemi Corp.* (a)	27,900	515,034
MKS Instruments, Inc.	34,300	913,752
Netlogic Microsystems, Inc.*	123,000	6,051,600
Novellus Systems, Inc.* (a)	20,400	704,820
NXP Semiconductors NV*	92,450	1,661,327
Texas Instruments, Inc. (a)	409,400	12,580,862
		95,862,026
Software 16.8%
Activision Blizzard, Inc.	331,200	4,434,768
ANSYS, Inc.* (a)	42,700	2,321,172
Ariba, Inc.* (a)	489,900	15,520,032
BMC Software, Inc.*	55,300	1,922,228
Check Point Software Technologies Ltd.* (a)	93,400	5,382,642
Citrix Systems, Inc.*	39,900	2,905,917
Ellie Mae, Inc.*	200,000	1,020,000
Informatica Corp.* (a)	183,700	8,358,350
Kenexa Corp.* (a)	75,600	1,728,972
Longtop Financial Technologies Ltd. (ADR)* (a)	183,700	40,414
Microsoft Corp.	913,700	24,331,831
Oracle Corp. (a)	767,500	25,150,975
QLIK Technologies, Inc.* (a)	74,138	2,118,123
RealD, Inc.* (a)	9,400	104,998
Rovi Corp.* (a)	79,010	3,914,155
Salesforce.com, Inc.* (a)	13,500	1,797,795
Symantec Corp.*	55,600	945,756
Taleo Corp. "A"* (a)	100,884	3,268,642
TIBCO Software, Inc.* (a)	61,300	1,770,957
Ultimate Software Group, Inc.* (a)	5,000	300,900
VanceInfo Technologies, Inc. (ADR)* (a)	75,900	881,199
		108,219,826
Total Common Stocks (Cost $368,769,413)		634,986,777

Other Investments 0.8%
Adams Capital Management III LP (1.2% limited partnership interest)* (b)	—	2,384,829
Adams Capital Management LP (3.6% limited partnership interest)* (b)	—	303,487
Alloy Ventures 2000 LP (3.0% limited partnership interest)* (b)	—	1,807,491
Asset Management Association 1996 LP (2.5% limited partnership interest)* (b)	—	14,123
Asset Management Association 1998 LP (3.5% limited partnership interest)* (b)	—	146,270
GeoCapital III LP (5.0% limited partnership interest)* (b)	—	5,880
GeoCapital IV LP (2.9% limited partnership interest)* (b)	—	543,743
Med Venture Associates III LP (2.7% limited partnership interest)* (b)	—	123,553
Total Other Investments (Cost $17,866,266)		5,329,376

Securities Lending Collateral 32.4%
Daily Assets Fund Institutional, 0.18% (c) (d) (Cost $208,636,421)	208,636,421	208,636,421

Cash Equivalents 0.8%
Central Cash Management Fund, 0.11% (c) (Cost $5,211,259)	5,211,259	5,211,259

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $600,483,359)+	132.7	854,163,833
Other Assets and Liabilities, Net	(32.7)	(210,577,523)
Net Assets	100.0	643,586,310

* Non-income producing security

+ The cost for federal income tax purposes was $604,511,711. At October 31, 2011, net unrealized appreciation for all securities based on tax cost was $249,652,122. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $299,532,343 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $49,880,221.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2011 amounted to $197,992,740, which is 30.8% of net assets.

(b) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Adams Capital Management III LP**	October 1997 to April 2008	4,491,717	2,384,829	0.37
Adams Capital Management LP**	August 2000 to November 2000	1,863,749	303,487	0.05
Alloy Ventures 2000 LP**	April 2000 to August 2007	4,719,304	1,807,491	0.28
Asset Management Association 1996 LP**	June 1996 to July 2000	963,860	14,123	0.00
Asset Management Association 1998 LP**	December 1998 to November 2001	2,642,366	146,270	0.02
GeoCapital III LP**	December 1993 to December 1996	341,738	5,880	0.00
GeoCapital IV LP**	April 1996 to March 2000	1,660,603	543,743	0.08
Med Venture Associates III LP**	September 1998 to May 2006	1,182,929	123,553	0.02
Total Restricted Securities		17,866,266	5,329,376	0.82

** These securities represent venture capital funds.

(c) Affiliated fund managed by Deutsche Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (e) Consumer Discretionary	$23,820,851	$—	$—	$23,820,851
Industrials	365,660	—	—	365,660
Information Technology	605,283,376	5,516,890	—	610,800,266
Other Investments	—	—	5,329,376	5,329,376
Short-Term Investments (e)	213,847,680	—	—	213,847,680
Total	$843,317,567	$5,516,890	$5,329,376	$854,163,833

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended October 31, 2011.

(e) See Investment Portfolio for additional detailed categorizations.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
Other Investments
Balance as of October 31, 2010	$6,075,348
Realized gain (loss)	(864,299)
Change in unrealized appreciation (depreciation)	463,377
Amortization premium/discount	—
Net purchases (sales)	(345,050)
Transfers into Level 3	—
Transfers (out) of Level 3	—
Balance as of October 31, 2011	$5,329,376
Net change in unrealized appreciation (depreciation) from investments still held as of October 31, 2011	$(466,564)

Transfers between price levels are recognized at the beginning of the reporting period.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $386,635,679) — including $197,992,740 of securities loaned	$640,316,153
Investment in Daily Assets Fund Institutional (cost $208,636,421)*	208,636,421
Investment in Central Cash Management Fund (cost $5,211,259)	5,211,259
Total investments in securities, at value (cost $600,483,359)	854,163,833
Foreign currency, at value (cost $15,172)	15,334
Receivable for investments sold	1,047,319
Receivable for Fund shares sold	147,139
Dividends receivable	175,108
Interest receivable	17,103
Foreign taxes recoverable	519
Other assets	40,247
Total assets	855,606,602
Liabilities
Payable upon return of securities loaned	208,636,421
Payable for Fund shares redeemed	2,252,917
Accrued management fee	244,348
Other accrued expenses and payables	886,606
Total liabilities	212,020,292
Net assets, at value	$643,586,310
Net Assets Consist of
Distributions in excess of net investment income	(77,945)
Net unrealized appreciation (depreciation) on: Investments	253,680,474
Foreign currency	150
Accumulated net realized gain (loss)	(215,991,626)
Paid-in capital	605,975,257
Net assets, at value	$643,586,310

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of October 31, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($517,109,992 ÷ 38,371,371 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.48
Maximum offering price per share (100 ÷ 94.25 of $13.48)	$14.30
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,128,361 ÷ 385,960 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$10.70
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($18,954,096 ÷ 1,705,632 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.11
Class S Net Asset Value, offering and redemption price(a) per share ($84,552,981 ÷ 6,258,588 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$13.51
Institutional Class Net Asset Value, offering and redemption price(a) per share ($18,840,880 ÷ 1,334,725 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$14.12

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2011
Investment Income
Income: Dividends (net of foreign taxes withheld of $24,629)	$3,971,981
Income distributions — Central Cash Management Fund	6,323
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	428,115
Total income	4,406,419
Expenses: Management fee	3,166,426
Administration fee	686,983
Services to shareholders	1,455,619
Distribution and service fees	1,498,593
Custodian fee	16,394
Professional fees	131,260
Reports to shareholders	122,979
Registration fees	88,564
Trustees' fees and expenses	23,832
Other	52,554
Total expenses	7,243,204
Net investment income (loss)	(2,836,785)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	55,538,891
Futures	334,527
Foreign currency	28,558
55,901,976
Change in net unrealized appreciation (depreciation) on: Investments	(16,901,696)
Foreign currency	126
(16,901,570)
Net gain (loss)	39,000,406
Net increase (decrease) in net assets resulting from operations	$36,163,621

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income (loss)	$(2,836,785)	$(3,162,418)
Net realized gain (loss)	55,901,976	25,694,924
Change in net unrealized appreciation (depreciation)	(16,901,570)	115,994,678
Net increase (decrease) in net assets resulting from operations	36,163,621	138,527,184
Distributions to shareholders from: Net investment income: Class A	(262,082)	—
Class S	(86,590)	—
Institutional Class	(101,459)	—
Total distributions	(450,131)	—
Fund share transactions: Proceeds from shares sold	53,101,827	48,077,863
Reinvestment of distributions	409,200	—
Payments for shares redeemed	(134,499,130)	(122,923,350)
Redemption fees	7,505	2,384
Net increase (decrease) in net assets from Fund share transactions	(80,980,598)	(74,843,103)
Increase from regulatory settlements (see Note H)	1,042,816	3,735,434
Increase (decrease) in net assets	(44,224,292)	67,419,515
Net assets at beginning of period	687,810,602	620,391,087
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $77,945 and $420,996, respectively)	$643,586,310	$687,810,602

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2011		2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$12.81		$10.27		$8.12	$14.61		$11.42
Income (loss) from investment operations: Net investment income (loss)a	(.06)		(.05)		(.01)	(.04)		(.05)
Net realized and unrealized gain (loss)	.72		2.52		2.16	(6.45)		3.24
Total from investment operations	.66		2.47		2.15	(6.49)		3.19
Less distributions from: Net investment income	(.01)		—		—	—		—
Increase from regulatory settlements	.02	d	.07	d	—	—		—
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$13.48		$12.81		$10.27	$8.12		$14.61
Total Return (%)b	5.28	d	24.73	d	26.48	(44.42	)c	27.93	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	517		554		497	436		893
Ratio of expenses before expense reductions (%)	1.04		1.13		1.13	1.22		1.11
Ratio of expenses after expense reductions (%)	1.04		1.13		1.13	1.21		1.07
Ratio of net investment income (loss) (%)	(.40)		(.47)		(.09)	(.38)		(.36)
Portfolio turnover rate (%)	17		18		61	76		79
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.062 per share for the year ended October 31, 2010, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note H). The Fund also received $0.021 and $0.004 per share of non-affiliated regulatory settlements for the periods ended October 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.15% and 0.64% lower for the periods ended October 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2011		2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$10.26		$8.33		$6.67	$12.11		$9.57
Income (loss) from investment operations: Net investment income (loss)a	(.14)		(.14)		(.09)	(.10)		(.14)
Net realized and unrealized gain (loss)	.56		2.02		1.75	(5.34)		2.68
Total from investment operations	.42		1.88		1.66	(5.44)		2.54
Increase from regulatory settlements	.02	d	.05	d	—	—		—
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$10.70		$10.26		$8.33	$6.67		$12.11
Total Return (%)b	4.29	d	23.17	d	24.89	(44.92	)c	26.54	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		6		10	14		44
Ratio of expenses before expense reductions (%)	2.08		2.32		2.42	2.08		2.25
Ratio of expenses after expense reductions (%)	2.08		2.32		2.42	2.06		2.21
Ratio of net investment income (loss) (%)	(1.44)		(1.66)		(1.36)	(1.23)		(1.50)
Portfolio turnover rate (%)	17		18		61	76		79
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.044 per share for the year ended October 31, 2010, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note H). The Fund also received $0.017 and $0.003 per share of non-affiliated regulatory settlements for the periods ended October 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.15% and 0.64% lower for the periods ended October 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2011		2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$10.65		$8.62		$6.87	$12.48		$9.85
Income (loss) from investment operations: Net investment income (loss)a	(.13)		(.12)		(.07)	(.11)		(.13)
Net realized and unrealized gain (loss)	.57		2.10		1.82	(5.50)		2.76
Total from investment operations	.44		1.98		1.75	(5.61)		2.63
Increase from regulatory settlements	.02	d	.05	d	—	—		—
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$11.11		$10.65		$8.62	$6.87		$12.48
Total Return (%)b	4.32	d	23.55	d	25.47	(44.87	)c	26.70	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19		21		20	19		42
Ratio of expenses before expense reductions (%)	1.94		2.04		2.08	2.07		2.08
Ratio of expenses after expense reductions (%)	1.94		2.04		2.08	2.07		2.04
Ratio of net investment income (loss) (%)	(1.30)		(1.38)		(1.04)	(1.24)		(1.33)
Portfolio turnover rate (%)	17		18		61	76		79
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Includes a non-recurring payment from the Advisor, which amounted to $0.051 per share for the year ended October 31, 2010, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note H). The Fund also received $0.017 and $0.003 per share of non-affiliated regulatory settlements for the periods ended October 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.15% and 0.64% lower for the periods ended October 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2011		2010		2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$12.84		$10.28		$8.13	$14.62		$11.42
Income (loss) from investment operations: Net investment income (loss)a	(.04)		(.05)		(.01)	(.04)		(.04)
Net realized and unrealized gain (loss)	.70		2.54		2.16	(6.45)		3.24
Total from investment operations	.66		2.49		2.15	(6.49)		3.20
Less distributions from: Net investment income	(.01)		—		—	—		—
Increase from regulatory settlements	.02	c	.07	c	—	—		—
Redemption fees	.00	*	.00	*	.00 *	.00	*	.00	*
Net asset value, end of period	$13.51		$12.84		$10.28	$8.13		$14.62
Total Return (%)	5.32	c	24.90	c	26.45	(44.39	)b	28.02	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	85		87		74	62		124
Ratio of expenses before expense reductions (%)	.95		1.06		1.11	1.19		1.12
Ratio of expenses after expense reductions (%)	.95		1.06		1.11	1.18		1.05
Ratio of net investment income (loss) (%)	(.31)		(.39)		(.08)	(.35)		(.34)
Portfolio turnover rate (%)	17		18		61	76		79
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.062 per share for the year ended October 31, 2010, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note H). The Fund also received $0.021 and $0.004 per share of non-affiliated regulatory settlements for the periods ended October 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.15% and 0.64% lower for the periods ended October 31, 2011 and 2010, respectively.
* Amount is less than $.005.

	Years Ended October 31,
Institutional Class	2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$13.43		$10.72		$8.43		$15.12		$11.76
Income (loss) from investment operations: Net investment income (loss)a	(.01)		(.01)		.03		.00	*	.01
Net realized and unrealized gain (loss)	.75		2.65		2.26		(6.69)		3.35
Total from investment operations	.74		2.64		2.29		(6.69)		3.36
Less distributions from: Net investment income	(.07)		—		—		—		—
Increase from regulatory settlements	.02	c	.07	c	—		—		—
Redemption fees	.00	*	.00	*	.00	*	.00	*	.00	*
Net asset value, end of period	$14.12		$13.43		$10.72		$8.43		$15.12
Total Return (%)	5.66	c	25.28	c	27.16		(44.18	)b	28.57	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19		20		18		7		9
Ratio of expenses before expense reductions (%)	.67		.67		.65		.81		.72
Ratio of expenses after expense reductions (%)	.67		.67		.65		.79		.63
Ratio of net investment income (loss) (%)	(.03)		(.01)		.33		.04		.08
Portfolio turnover rate (%)	17		18		61		76		79
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c Includes a non-recurring payment from the Advisor, which amounted to $0.068 per share for the year ended October 31, 2010, recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements (see Note H). The Fund also received $0.022 and $0.004 per share of non-affiliated regulatory settlements for the periods ended October 31, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.15% and 0.64% lower for the periods ended October 31, 2011 and 2010, respectively.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Technology Fund (the "Fund") is a non-diversified series of DWS Securities Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund is the successor to DWS Technology Fund, a series of DWS Technology Fund (the "Predecessor Fund"). On March 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while retaining the same Fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to March 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

The other investments represent investments in venture capital funds and are categorized as Level 3. The value of venture capital funds has been estimated primarily based upon the pro-rata ownership of the fair value of the venture capital funds as reported by the Management of the venture capital funds. Investments in venture capital funds can never be redeemed with the venture capital funds. Instead, the nature of the investments in this category is that distributions are received through the liquidation of the underlying assets of the venture capital funds.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $211,168,000, including $8,388,000 inherited from its merger with affiliated funds in fiscal year 2005, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2012 ($8,388,000), October 31, 2016 ($70,647,000) and October 31, 2017 ($132,133,000), the respective expiration dates, whichever occurs first.

During the year ended October 31, 2011, the Fund utilized $56,590,000 and lost, through expiration, $283,854,000 of prior year capital loss carryforward.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, certain securities sold at a loss and investments in limited partnerships. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforwards	$(211,168,000)
Net unrealized appreciation (depreciation) on investments	$249,652,122

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2011	2010
Distributions from ordinary income*	$450,131	$—

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2011, the Fund entered into futures as a means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

There were no open future contracts as of October 31, 2011. For the year ended October 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from $0 to approximately $6,644,000.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contract (a)	$334,527

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

C. Purchases and Sales of Securities

During the year ended October 31, 2011, purchases and sales of investment securities (excluding short-term instruments) aggregated $118,531,474 and $197,165,994, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at 1/12 of the following annual rates:
First $250 million of the Fund's average daily net assets	.48%
Next $750 million of such net assets	.45%
Next $1.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Next $2.5 billion of such net assets	.38%
Next $2.5 billion of such net assets	.36%
Next $2.5 billion of such net assets	.34%
Over $12.5 billion of such net assets	.32%

Accordingly, for the year ended October 31, 2011, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.46% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2011, the Administration Fee was $686,983, of which $52,884 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2011
Class A	$751,502	$185,874
Class B	21,147	5,253
Class C	52,009	12,583
Class S	234,859	59,196
Institutional Class	2,222	674
	$1,061,739	$263,580

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2011
Class B	$38,962	$2,444
Class C	155,220	11,632
	$194,182	$14,076

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2011	Annual Effective Rate
Class A	$1,240,803	$310,488	.22%
Class B	12,748	2,468	.25%
Class C	50,860	11,146	.25%
	$1,304,411	$324,102

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2011 aggregated $21,862.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of shares redeemed. For the year ended October 31, 2011, the CDSC for Class B and C shares aggregated $10,186 and $8,972, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2011, DIDI received $123 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $18,321, of which $7,136 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in Technology Securities

The Fund concentrates its investments in the group of industries constituting the technology sector. As a result, factors affecting this sector, such as market price movements, regulatory or technological changes, market saturation and rapid product obsolescence, will have a significant impact on the Fund's performance. Additionally, many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,271,112	$30,765,420	2,844,961	$33,018,434
Class B	12,649	143,434	37,297	332,875
Class C	169,630	1,909,763	191,853	1,807,947
Class S	764,396	10,481,088	838,758	9,554,161
Institutional Class	682,841	9,802,122	282,800	3,364,446
		$53,101,827		$48,077,863
Shares issued to shareholders in reinvestment of distributions
Class A	16,719	$225,545	—	$—
Class S	6,084	82,196	—	—
Institutional Class	7,201	101,459	—	—
		$409,200		$—
Shares redeemed
Class A	(7,152,220)	$(97,789,597)	(8,047,209)	$(90,867,067)
Class B	(214,429)	(2,326,893)	(693,307)	(6,291,523)
Class C	(435,555)	(4,918,362)	(595,306)	(5,671,697)
Class S	(1,267,113)	(17,296,409)	(1,299,146)	(14,717,038)
Institutional Class	(861,603)	(12,167,869)	(451,582)	(5,376,025)
		$(134,499,130)		$(122,923,350)
Redemption fees		$7,505		$2,384
Net increase (decrease)
Class A	(4,864,389)	$(66,795,498)	(5,202,248)	$(57,846,974)
Class B	(201,780)	(2,183,394)	(656,010)	(5,958,648)
Class C	(265,925)	(3,008,536)	(403,453)	(3,863,734)
Class S	(496,633)	(6,728,882)	(460,388)	(5,162,168)
Institutional Class	(171,561)	(2,264,288)	(168,782)	(2,011,579)
		$(80,980,598)		$(74,843,103)

H. Regulatory Settlements

On December 21, 2006, the Advisor settled proceedings with the SEC and the New York Attorney General regarding alleged improper trading of fund shares. In accordance with the distribution plan, developed by a distribution consultant, settlement proceeds were distributed to affected shareholders of the Fund, and unclaimed proceeds were then paid to the Fund in the amount of $3,527,959 in the year ending October 31, 2010. In addition, the Fund received $1,042,816 and $207,475 of non-affiliated regulatory settlements for the years ended October 31, 2011 and 2010, respectively. These payments are included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Securities Trust and shareholders of DWS Technology Fund:

We have audited the accompanying statement of assets and liabilities of DWS Technology Fund, a series of DWS Securities Trust (the "Fund"), including the investment portfolio, as of October 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Technology Fund at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 27, 2011

Tax Information (Unaudited)

For federal income tax purposes, the Fund designates $4,369,390, or the maximum amount allowable under tax law, as qualified dividend income.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended October 31, 2011 qualified for the dividends received deduction.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2011.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Trustees. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 3rd quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTCAX	KTCBX	KTCCX	KTCSX	KTCIX
CUSIP Number	23338A 102	23338A 201	23338A 300	23338A 409	23338A 508
Fund Number	001	201	301	2313	511

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS TECHNOLOGY FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$70,953	$0	$7,014	$0
2010	$65,270	$0	$11,305	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$285,550	$0
2010	$0	$295,930	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$7,014	$285,550	$565,608	$858,172
2010	$11,305	$295,930	$645,807	$953,042

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2010 and 2011 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Technology Fund, a series of DWS Securities Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2011